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                                                                   EXHIBIT 10.9

                                                         AIA DOCUMENT A101-1997

STANDARD FORM OF AGREEMENT BETWEEN OWNER AND CONTRACTOR
WHERE THE BASIS OF PAYMENT IS A STIPULATED SUM
                                                            This document has
                                                            important legal
AGREEMENT made as of the 17th day of February               consequences.
in the year 1998                                            Consultation with
(IN WORDS, INDICATE DAY, MONTH AND YEAR)                    an attorney is
                                                            encouraged with
                                                            respect to its
                                                            completion or
                                                            modification.

BETWEEN the Owner:           HARD ROCK HOTEL, INC.
(Name, address and other     4455 Paradise Road
information)                 Las Vegas, NV 89109
                                                            AIA Document
                                                            A201-1997,
                                                            General Conditions
                                                            of the Contract for
                                                            Construction, is
                                                            adopted in this
                                                            document by
                                                            reference. Do not
                                                            use with other
                                                            general conditions
and the Contractor:                                         unless this
(NAME, ADDRESS AND OTHER INFORMATION)                       document is
                                                            modified.
M.J. DEAN CONSTRUCTION, INC.
5541 South Cameron Avenue
Las Vegas, NV 89118                                         This document has
                                                            been approved and
                                                            endorsed by The
                                                            Associated General
                                                            Contractors of
                                                            America.

The Project is:              HARD ROCK HOTEL & CASINO
(NAME AND LOCATION)          PARKING GARAGE
                             Parking Garage
                             4455 Paradise Road
                             Las Vegas, NV 89109



The Architect is:            KLAI::JUBA
(NAME, ADDRESS AND           4444 West Russell Road
OTHER INFORMATION)           Suite J
                             Las Vegas, NV 89118                         [LOGO]



The Owner and Contractor agree as follows.

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ARTICLE 1  THE CONTRACT DOCUMENTS
     The Contract Documents consist of this Agreement, Conditions of the Contract (General, Supplementary and other Conditions), Drawings, Specifications, Addenda issued prior to execution of this Agreement, other documents listed in this Agreement and Modifications issued after execution of this Agreement; these form the Contract, and are as fully a part of the Contract as if attached to this Agreement or repeated herein. The Contract represents the entire and integrated agreement between the parties hereto and supersedes prior negotiations, representations or agreements, either written or oral. An enumeration of the Contract Documents, other than Modifications, appears in Article 8.


ARTICLE 2  THE WORK OF THIS CONTRACT
     The Contractor shall fully execute the Work described in the Contract Documents, except to the extent specifically indicated in the Contract Documents to be the responsibility of others.


ARTICLE 3  DATE OF COMMENCEMENT AND SUBSTANTIAL COMPLETION
     3.1 The date of commencement of the Work shall be the date of this Agreement unless a different date is stated below or provision is made for the date to be fixed in a notice to proceed issued by the Owner. (INSERT THE DATE OF COMMENCEMENT IF IT DIFFERS FROM THE DATE OF THIS AGREEMENT OR, IF APPLICABLE, STATE THAT THE DATE WILL BE FIXED IN A NOTICE TO PROCEED.) February 18, 1998


     If, prior to the commencement of the Work, the Owner requires time to file mortgages, mechanic's liens and other security interests, the Owner's time requirement shall be as follows:

                              N/A


     3.2   The Contract Time shall be measured from the date of commencement.

     3.3 The Contractor shall achieve Substantial Completion of the entire Work not later than 150 calendar days from the date of commencement, or as follows:
     (INSERT NUMBER OF CALENDAR DAYS. ALTERNATIVELY, A CALENDAR DATE MAY BE USED WHEN COORDINATED WITH THE DATE OF COMMENCEMENT. UNLESS STATED ELSEWHERE IN THE CONTRACT DOCUMENTS, INSERT ANY REQUIREMENTS FOR EARLIER SUBSTANTIAL COMPLETION OF CERTAIN PORTIONS OF THE WORK).


     , subject to adjustments of this Contract Time as provided in the Contract Documents.
     (INSERT PROVISIONS, IF ANY, FOR LIQUIDATED DAMAGES RELATING TO FAILURE TO COMPLETE ON TIME OR FOR BONUS PAYMENTS FOR EARLY COMPLETION OF THE WORK.)


     In the event that the Contractor shall fail to achieve Substantial Completion of the entire Work on or before July 17, 1998, Contractor and Owner agree that it would be impractical and extremely difficult to estimate the damages suffered by Owner as a result of Contractor's failure to achieve Substantial Completion of the entire Work on or before such date, and that under the circumstances existing as of the date of this Agreement, the liquidated damages provided for in this Paragraph 3.3 will represent a reasonable estimate of the damages which Owner will incur as a result of such failure; PROVIDED, HOWEVER, that this provision will not limit Owner's right to receive reimbursement of attorneys' fees nor waive any indemnity obligations of Contractor pursuant to this Agreement or any other agreement between Owner and Contractor. Therefore, Contractor and Owner do hereby agree that a reasonable estimate of the total net detriment that Owner would suffer in the event that Contractor fails to achieve Substantial Completion of the entire Work on or before July 17, 1998 will be Five Thousand Dollars ($5,000) per day for each day subsequent to July 17, 1998 that Contractor fails to achieve Substantial Completion of the entire Work. Said amount will be the full, agreed and liquidated damages for such failure.

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ARTICLE 4 CONTRACT SUM

     4.1 The Owner shall pay the Contractor the Contract Sum in current funds for the Contractor's performance of the Contract. The Contract Sum shall be Seven million two hundred seventy nine thousand nine hundred sixty seven Dollars ($7,279,967.00) subject to additions and deductions as provided in the Contract Documents.

     4.2 The Contract Sum is based upon the following alternates, if any, which are described in the Contract Documents and are hereby accepted by the Owner: (STATE THE NUMBERS OR OTHER IDENTIFICATION OF ACCEPTED ALTERNATES. IF DECISIONS ON OTHER ALTERNATES ARE TO BE MADE BY THE
     OWNER SUBSEQUENT TO THE EXECUTION OF THIS AGREEMENT, ATTACH A SCHEDULE OF SUCH OTHER ALTERNATES SHOWING THE AMOUNT FOR EACH AND THE DATE WHEN THAT AMOUNT EXPIRES.)
           Alternates 4, 5, 10, 11, 12, 13, & 14.

     4.3   Unit prices, if any, are as follows:

           Unit cost to deepen footings       a) Excavation = $ 15.00 cy
                                              b) Concrete   = $150.00 cy

           Painting unit prices  a) Concrete     415138 of x .32 = $132,844.00
                                 b) CMU, EIFS,
                                    Stairs        87524 of x .42 = $ 36,760.00
                                                                   -----------
                                                                   $169,604.00 =

* Included in base bid

ARTICLE 5 PAYMENTS

     5.1   PROGRESS PAYMENTS

     5.1.1 Based upon Applications for Payment submitted to the Architect by the Contractor and Certificates for Payment issued by the Architect, the Owner shall make progress payments on account of the Contract Sum to the Contractor as provided below and elsewhere in the Contract Documents.

     5.1.2 The period covered by each Application for Payment shall be one calendar month ending on the last day of the month, or as follows:

     5.1.3 Provided that an Application for Payment is received by the Architect not later than the 25th day of a month, the Owner shall make payment to the Contractor not later than the 30th day of the following month. If an Application for Payment is received by the Architect after the application date fixed above, payment shall be made by the Owner not later than 30 days after the Architect receives the Application for Payment.

     5.1.4 Each Application for Payment shall be based on the most recent schedule of values submitted by the Contractor in accordance with the Contract Documents. The schedule of values shall allocate the entire Contract Sum among the various portions of the Work. The schedule of values shall be prepared in such form and supported by such data to substantiate its accuracy as the Architect may require. This schedule, unless objected to by the Architect, shall be used as a basis for reviewing the Contractor's Applications for Payment.

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     5.1.5  Applications for Payment shall indicate the percentage of completion of each portion of the Work as of the end of the period covered by the Application for Payment.

     5.1.6 Subject to other provisions of the Contract Documents, the amount of each progress payment shall be computed as follows:

           .1 Take that portion of the Contract Sum properly allocable to completed Work as determined by multiplying the percentage completion of each portion of the Work by the share of the Contract Sum allocated to that portion of the Work in the schedule of values, less retainage of TEN percent (10%). Pending final determination of cost to the Owner of changes in the Work, amounts not in dispute shall be included as provided in Subparagraph 7.3.8 of AIA Document A201-1997;

           .2 Add that portion of the Contract Sum properly allocable to materials and equipment delivered and suitably stored at the site for subsequent incorporation in the completed construction (or, if approved in advance by the Owner, suitably stored off the site at a location agreed upon in writing), less retainage of TEN percent (10%);

           .3  Subtract the aggregate of previous payments made by the Owner;
               and

           .4 Subtract amounts, if any, for which the Architect has withheld or nullified a Certificate for Payment as provided in Paragraph 9.5 of AIA Document A201-1997.

     5.1.7 The progress payment amount determined in accordance with Subparagraph 5.1.6 shall be further modified under the following circumstances:

           .1 Add, upon Substantial Completion of the Work, a sum sufficient to increase the total payments to the full amount of the Contract Sum, less such amounts as the Architect shall determine for incomplete Work, retainage applicable to such work and unsettled claims; and (SUBPARAGRAPH 9.8.5 OF AIA DOCUMENT A201-1997 REQUIRES RELEASE OF APPLICABLE RETAINAGE UPON SUBSTANTIAL COMPLETION OF WORK WITH CONSENT OF SURETY, IF ANY.)

           .2 Add, if final completion of the Work is thereafter materially delayed through no fault of the Contractor, any additional amounts payable in accordance with Subparagraph 9.10.3 of AIA Document A201-1997.

     5.1.8  Reduction or limitation of retainage, if any, shall be as follows:
     (IF IT IS INTENDED, PRIOR TO SUBSTANTIAL COMPLETION OF THE ENTIRE WORK, TO REDUCE OR LIMIT THE RETAINAGE RESULTING FROM THE PERCENTAGES INSERTED IN CLAUSES 5.1.6.1 AND 5.1.6.2 ABOVE, AND THIS IS NOT EXPLAINED
     ELSEWHERE IN THE CONTRACT DOCUMENTS, INSERT HERE PROVISIONS FOR SUCH REDUCTION OR LIMITATION.)

       Retention to be reduced to 5% when the project reaches 50% completion.

     5.1.9 Except with the Owner's prior approval, the Contractor shall not make advance payments to suppliers for materials or equipment which have not been delivered and stored at the site.

     5.2  FINAL PAYMENT

     5.2.1 Final payment, constituting the entire unpaid balance of the Contract Sum, shall be made by the Owner to the Contractor when:

           .1 the Contractor has fully performed the Contract except for the Contractor's responsibility to correct Work as provided in Subparagraph 12.2.2 of AIA Document A201-1997, and to satisfy other requirements, if any, which extend beyond final payment; and

           .2  a final Certificate for Payment has been issued by the Architect.

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     5.2.2  The Owner's final payment to the Contractor shall be made no later than 30 days after the issuance of the Architect's final Certificate for Payment, or as follows:

ARTICLE 6 TERMINATION OR SUSPENSION

     6.1 The Contract may be terminated by the Owner or the Contractor as provided in Article 14 of AIA Document A201-1997.

     6.2 The Work may be suspended by the Owner as provided in Article 14 of AIA Document A201-1997.

ARTICLE 7 MISCELLANEOUS PROVISIONS

     7.1 Where reference is made in this Agreement to a provision of AIA Document A201-1997 or another Contract Document, the reference refers to that provision as amended or supplemented by other provisions of the Contract Documents.

     7.2 Payments due and unpaid under the Contract shall bear interest from the date payment is due at the rate stated below, or in the absence thereof, at the legal rate prevailing from time to time at the place where the Project is located. (INSERT RATE OF INTEREST AGREED UPON, IF ANY.)

     (USURY LAWS AND REQUIREMENTS UNDER THE FEDERAL TRUTH IN LENDING ACT, SIMILAR STATE AND LOCAL CONSUMER CREDIT LAWS AND OTHER REGULATIONS AS THE OWNER'S AND CONTRACTOR'S PRINCIPAL PLACES OF BUSINESS, THE LOCATION OF THE PROJECT AND ELSEWHERE MAY AFFECT THE VALIDITY OF THIS PROVISION. LEGAL ADVICE SHOULD BE OBTAINED WITH RESPECT TO DELETIONS OR MODIFICATIONS, AND ALSO REGARDING REQUIREMENTS SUCH AS WRITTEN DISCLOSURES OR WAIVERS.)

     7.3  The Owner's representative is:      Adam Titus, V.P. Construction
     (NAME, ADDRESS AND OTHER INFORMATION)    Hard Rock Hotel, Inc.
                                              4455 Paradise Road
                                              Las Vegas, NV 89109

     7.4  The Contractor's representative is: Charlie Capps
     (NAME, ADDRESS AND OTHER INFORMATION)    M.J. Dean Construction, Inc.
                                              5541 South Cameron Avenue
                                              Las Vegas, NV 89118

     7.5 Neither the Owner's nor the Contractor's representative shall be changed without ten days' written notice to the other party.

     7.6  Other provisions:

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

ARTICLE 8 ENUMERATION OF CONTRACT DOCUMENTS

     8.1 The Contract Documents, except for Modifications issued after execution of this Agreement, as enumerated as follows:

     8.1.1 The Agreement is this executed 1997 edition of the Standard Form of Agreement Between Owner and Contractor, AIA Document A101-1997.

     8.1.2 The General Conditions are the 1997 edition of the General Conditions of the Contract for Construction, AIA Document A201-1997.

     8.1.3  The Supplementary and other Conditions of the Contract are those
     contained in the Project Manual dated                   , and are as
     follows:

     Document                  Title                  Pages









     8.1.4 The Specifications are those contained in the Project Manual dated as in Subparagraph 8.1.3, and are as follows:
     (EITHER LIST THE SPECIFICATIONS HERE OR REFER TO AN EXHIBIT ATTACHED TO THIS AGREEMENT.)

     Section                   Title                 Pages








     8.1.5  The Drawings are as follows, and are dated             unless a
     different date is shown below:
     (EITHER LIST THE DRAWINGS HERE OR REFER TO AN EXHIBIT ATTACHED TO THIS AGREEMENT.)

     Number                    Title                 Date


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

     8.1.6  The Addenda, if any, are as follows:

     Number           Date           Pages
       1       January 13, 1998      1 (Drawing revision list)
       2       January 20, 1998      5 (RFI 4 pages, 1 revised bid form)
       3       February 2, 1998      A.0.00.1, A1.01.1, A1.021, A1.03.1,
                                     A1.04.1, A1.05.1, A1.06.1, A3.00.2,
                                     A5.001 and A7.000






     Portions of Addenda relating to bidding requirements are not part of the Contract Documents unless the bidding requirements are also enumerated in this Article 8.

     8.1.7 Other documents, if any, forming part of the Contract Documents are as follows:
     (LIST HERE ANY ADDITIONAL DOCUMENTS THAT ARE INTENDED TO FORM PART OF THE CONTRACT DOCUMENTS. AIA DOCUMENT A201-1997 PROVIDES THAT BIDDING REQUIREMENTS SUCH AS ADVERTISEMENT OR INVITATION TO BID, INSTRUCTIONS TO BIDDERS, SAMPLE FORMS AND THE CONTRACTOR'S BID ARE NOT PART OF THE CONTRACT DOCUMENTS UNLESS ENUMERATED IN THIS AGREEMENT. THEY SHOULD BE LISTED HERE ONLY IF INTENDED TO BE PART OF THE CONTRACT DOCUMENTS.)

     INSTRUCTION TO BIDDERS DATED JANUARY 05, 1998







     This Agreement is entered into as of the day and year first written above and is executed in at least three original copies, of which one is to be delivered to the Contractor, one to the Architect for use in the administration of the Contract, and the remainder to the Owner.


     /s/ Peter Morton                      /s/ Michael J. Dean
     -----------------------------         -------------------------------
       OWNER    (SIGNATURE)                 CONTRACTOR   (SIGNATURE)


     /s/ Gary R. Selesner                  /s/ Michael J. Dean/President
     -----------------------------         -------------------------------
     (PRINTED NAME AND TITLE)                (PRINTED NAME AND TITLE



     CAUTION: YOU SHOULD SIGN AN ORIGINAL AIA DOCUMENT OR A LICENSED REPRODUCTION. ORIGINALS CONTAINS THE AIA LOGO PRINTED IN RED; LICENSED REPRODUCTIONS ARE THOSE PRODUCED IN ACCORDANCE WITH THE INSTRUCTIONS TO THIS DOCUMENT.

     /s/ Adam Titus
                                                                         [LOGO]

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